UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2017 (March 16, 2017)

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	333-198305 (Commission File Number)	47-1436295 (I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas  77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry Into a Material Definitive Agreement.

As described below in Item 8.01, on March 16, 2017, the board of directors (the “Board”) of Moody National REIT II, Inc. (the “Company”), including all of the independent directors of the Board, determined an estimated value per share of the Company’s common stock as of December 31, 2016 of $25.04. Also on March 16, 2017, as described below in Item 8.01, the Board determined to change the purchase price per share in the primary portion of the Company’s ongoing public offering to $27.82, effective beginning April 3, 2017, and to change the purchase price per share pursuant to the Company’s distribution reinvestment plan (the “DRP”) to $25.04, effective beginning with distributions made in April 2017. In connection with such changes, on March 20, 2017, the Company entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Dealer Manager Agreement dated January 15, 2016 (the “Dealer Manager Agreement”) by and among the Company, Moody National Operating Partnership II, L.P., the Company’s operating partnership and Moody Securities, LLC, the dealer manager for the Company’s ongoing public offering, to update the purchase price references in the Dealer Manager Agreement to reflect that the Company will offer shares (i) to the public in the primary portion of its ongoing public offering at a purchase price per share of $27.82, which is equal to the estimated value per share of $25.04 as of December 31, 2016, plus applicable selling commissions and dealer manager fees, subject to any applicable discounts; and (ii) to the Company’s stockholders pursuant to the Company’s amended and restated distribution reinvestment plan (the “Amended DRP”) at a purchase price per share of $25.04, which is equal to the estimated value per share of $25.04 as of December 31, 2016.

The foregoing summary is qualified in its entirety by the Amendment, a copy of which is attached hereto as Exhibit 1.1 and is incorporated into this Item 1.01 by reference.

Item 7.01	Regulation FD Disclosure

The Company is sending a letter to its stockholders, dated March 20, 2017, regarding the Board’s approval of the Amended DRP, as described in Item 8.01 below. The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under this Item 7.01, including Exhibit 99.1 incorporated herein, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Determination of Estimated Value Per Share

Background

On March 16, 2017, the Board, including all of the independent directors on the Board, determined an estimated value per share of the Company’s common stock of $25.04 as of December 31, 2016. The Company is providing the estimated value per share to assist broker-dealers in complying with certain rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In determining an estimated value per share of the Company’s common stock, the Board relied upon information provided in a report (the “Valuation Report”) provided by the Company’s advisor, Moody National Advisor II, LLC (the “Advisor”), the recommendation of the Audit Committee of the Board (the “Audit Committee”) and the Board’s experience with, and knowledge of, the Company’s real property and other assets as of December 31, 2016.

The objective of the Board in determining the estimated value per share of the Company’s common stock was to arrive at a value, based on recent, available data, that the Board believed was reasonable based on methods that it deemed appropriate after consultation with the Advisor and the Audit Committee. Accordingly, the Advisor performed the valuation of the Company’s common stock in accordance with Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the Investment Program Association in April 2013. To assist the Advisor in its performance of the valuation of the Company’s common stock, the Advisor engaged CBRE, Inc. – Valuation & Advisory Services and Landauer Valuation & Advisory, a division of Newmark Grubb Knight Frank, (together, the “Appraisers”) to provide appraisals of the fair value of the Company’s investment in hotel properties.

The estimated value per share is based on (x) the estimated value of the Company’s assets less the estimated value of the Company’s liabilities divided by (y) the number of outstanding shares of the Company’s common stock, all as of December 31, 2016.

Valuation Summary

The following is a summary of the valuation methods used on the Company’s assets and liabilities and the results of the valuation.

Real Estate Investments. As of December 31, 2016, the Company owned two hotel properties. The Board determined the fair value of the Company’s investment in hotel properties to be $116,000,000 as of that date. This determination was based on appraisals of the fair value of the Company’s investment in hotel properties performed by the Appraisers, which appraisals were included in the Valuation Report.

Material Assumptions in Property Valuation. The Appraisers made certain key assumptions in the discounted cash flow models that they used to value the Company’s investment in hotel properties, which are set forth below:

Capitalization rate	7.50%
Discount rate	9.50%

While the Company believes that the Appraisers’ assumptions are reasonable, a change in these assumptions would significantly impact the appraised values of the Company’s investment in hotel properties and thus, the Company’s estimated value per share. The table below illustrates the impact on the Company’s estimated value per share if the capitalization rate and discount rate listed above were increased or decreased by 2.5%, assuming all other factors remain unchanged:

	Increase (Decrease) in the Estimated Value per Share due to
	Decrease of 2.5%	Increase of 2.5%
Capitalization rate	$0.44	$(0.47)
Discount rate	$0.56	$(0.60)

Note Receivable. The Valuation Report contained an estimated fair value of a note receivable held by the Company as equal to its carrying value as of December 31, 2016. The Board determined that the value of such note as of December 31, 2016 was $11,200,000.

Notes Payable. The Valuation Report contained an estimated value of the Company’s notes payable as equal to their fair value as of December 31, 2016. The Board determined that the fair value of the Company’s notes payable as of December 31, 2016 was $69,975,000.

Other Assets and Liabilities. The Valuation Report contained the Company’s other assets and liabilities, consisting primarily of cash and cash equivalents, restricted cash, earnest money deposit, deferred franchise costs, accounts receivable, and prepaid expenses, other assets and accounts payable and accrued expenses. The fair value of other assets and liabilities were considered by the Board to be equal to their carrying value as of December 31, 2016 due to their short maturities.

Estimated Value Per Share. The estimated value per share was based upon 3,173,348 shares of the Company’s common stock outstanding as of December 31, 2016. Although the estimated value per share has been developed as a measure of value as of December 31, 2016, a specific date, the estimated value per share does not reflect a liquidity discount for the fact that the shares are not currently traded on a national securities exchange or the limited nature in which a stockholder may redeem shares under the Company’s share repurchase program, which is currently suspended pending the completion of the Company’s merger with Moody National REIT I, Inc., a discount for the non-assumability or prepayment obligations associated with certain of the Company’s debt, or a discount for the Company’s corporate-level overhead.

The following table presents how the estimated value per share was determined as of December 31, 2016:

Investment in hotel properties	$116,000,000
Cash, cash equivalents and restricted cash	21,447,616
Note receivable	11,200,000
Other assets	3,121,418
$151,769,034

Notes payable	$69,975,000
Other liabilities	1,885,834
Special limited partnership interests	1,000
Noncontrolling interest in Operating Partnership	450,691
Total liabilities, special limited partnership interests and noncontrolling interest in Operating Partnership	$72,312,525
Estimated value	$79,456,509

Common stock outstanding	3,173,348
Estimated value per share	$25.04

As of December 31, 2016, the Company’s estimated value per share was allocated on a per share basis as follows:

Investment in hotel properties	$36.55
Notes payable	(22.05)
Other assets, liabilities, and special limited partnership interests	10.68
Noncontrolling interest in Operating Partnership	(0.14)
Estimated value per share	$25.04

Limitations of Valuation Method

FINRA rules provide limited guidance on the methods an issuer must use to determine its estimated value per share. As with any valuation method, and as noted above, the methods used to determine the Company’s estimated value per share were based upon a number of assumptions, estimates and judgments that may not be accurate or complete. The estimated value per share determined by the Board is not a representation, warranty or guarantee that, among other things:

●	a stockholder would be able to realize the estimated value per share if such stockholder attempts to sell his or her shares;

●	a stockholder would ultimately realize distributions per share equal to the estimated value per share upon liquidation of the Company’s assets and settlement of the Company’s liabilities or if the Company were sold;

●	shares of the Company’s common stock would trade at the estimated value per share on a national securities exchange;

●	a third party would offer the estimated value per share in an arms-length transaction to purchase all or substantially all of the shares of the Company’s common stock; or

●	the methods used to determine the estimated value per share would be acceptable to FINRA, the Securities and Exchange Commission, any state securities regulatory entity or in accordance with Employee Retirement Income Security Act of 1974, as amended, with respect to their respective requirements.

Updated Purchase Price in the Company’s Primary Offering and Under the DRP

In connection with the determination of the estimated value per share of the Company’s common stock, the Board also determined to change the per share price of the Company’s common stock in the Company’s ongoing public offering. Accordingly, the Company will offer its shares (i) to the public in the primary portion of its ongoing public offering at a purchase price per share of $27.82, which is equal to the estimated value per share of $25.04 as of December 31, 2016, plus applicable selling commissions and dealer manager fees, subject to any applicable discounts, all as described in the prospectus for the Company’s ongoing public offering, effective beginning April 3, 2017, and (ii) to the Company’s stockholders pursuant to the Amended DRP at a purchase price per share of $25.04, which is equal to the estimated value per share of $25.04 as of December 31, 2016, effective beginning with distributions made in April 2017.

Amended and Restated Distribution Reinvestment Plan

The DRP provides that the Board may from time to time change the price at which Participants (as defined in the DRP) will acquire shares from the Company pursuant to the DRP. The DRP further allows the Board to amend the DRP by majority vote (including a majority of the independent directors of the Board). In connection with setting a new purchase price under the DRP based on the Company’s estimated net asset value per share, the Board voted to adopt the Amended DRP to reflect (i) the new purchase price of $25.04 per share and (ii) that following any subsequent determination of an estimated value per share of the Company’s common stock, the Company will sell shares under the DRP at 100% of the most recently determined estimated value per share.

The foregoing summary is qualified in its entirety by the Amended DRP, a copy of which is attached hereto as Exhibit 4.1 and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are only predictions. The Company cautions that forward-looking statements are not guarantees. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “should,” “could,” “intends,” “continues,” “predicts,” “potential,” or the negative of such terms and other similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The appraisal methodology for the Company’s real estate properties assumes the properties realize the projected net operating income and that investors would be willing to invest in such properties at similar capitalization rates. Though the appraisals of the real estate properties, with respect to the Appraisers, and the valuation estimates used in calculating the estimated value per share, with respect to the Advisor and the Company, are the respective party’s best estimates, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the Company’s real estate properties and the estimated value per share. The forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy and room rates at its hotel properties; and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2016, each as filed with the SEC. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Amendment No. 1 to the Amended and Restated Dealer Manager Agreement, dated as of March 20, 2017, between Moody National REIT II, Inc., Moody National Operating Partnership II, L.P. and Moody Securities, LLC

4.1	Amended and Restated Distribution Reinvestment Plan

99.1	Letter to Stockholders Regarding Amended and Restated Distribution Reinvestment Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2017	MOODY NATIONAL REIT II, INC.
	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amendment No. 1 to the Amended and Restated Dealer Manager Agreement, dated as of March 20, 2017, between Moody National REIT II, Inc., Moody National Operating Partnership II, L.P. and Moody Securities, LLC

4.1	Amended and Restated Distribution Reinvestment Plan

99.1	Letter to Stockholders Regarding Amended and Restated Distribution Reinvestment Plan